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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33-98744 and 333-34315 and Form S-8 No. 33-95168) of PLC Systems
Inc. and in the related Prospectuses of our report dated February 20, 1998, with respect to the consolidated financial statements and schedule of PLC Systems Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1997.

                                          Ernst & Young LLP

Boston, Massachusetts
March 26, 1998